Fund
Name
Issuer
Date of
Purchase
Aggregate
principal
amount of
purchase
Aggregate
principal
amount of
offering
Purchase
price
(net of
fees and
expenses)
Date
offering
commenced
Price paid
by each
purchaser
of these
securities
in this or
any
concurrent
offering
Underwriter
from whom
purchased
Name of
Affiliated
Underwriter
(as defined
in the Rule
10f-3
procedures)
managing or
participating
in syndicate
(attach list
of all
members of
syndicate)
Commission,
spread or
profit


































 KP
FIXED
INCOME
FUND
(Fund
8970)
Bank of
America
03/27/17
21,829,885
2,500,000,000
99.972
03/27/14
99.972
Natixis
Securities
North
America
Loomis Sayles
& Company
L.P.
0.35%


































 KP
FIXED
INCOME
FUND
(Fund
8970)
Kinder
Morgan
Energy
02/19/14
472,596
750,000,000
99.494
02/19/14
99.494
Natixis
Securities
North
America
Loomis Sayles
& Company
L.P.
0.40%

































 KP
FIXED
INCOME
FUND
(Fund
8970
Morgan
Stanley
06/11/15
3,255,089.20
2,500,000,000
99.88
06/11/15
99.88
Natixis
Securities
North
America
Loomis Sayles
& Company
L.P.
0.35%

































 KP
FIXED
INCOME
FUND
(Fund
8970
JP Morgan
Chase & Co
06/18/15
1,774,941.84
2,250,000,000
99.83
06/18/15
99.83
Natixis
Securities
North
America
Loomis Sayles
& Company
L.P.
0.35%

































 KP
FIXED
INCOME
FUND
(Fund
8970
Goldman
Sachs Group
Inc
05/19/15
602,061
2,000,000,000
99.35
05/19/15
99.35
Natixis
Securities
North
America
Loomis Sayles
& Company
L.P.
0.875%

































 KP
FIXED
INCOME
FUND
(Fund
8970
GoldmanSachs
Group Inc
05/19/2015
1,860,988.26
2,250,000,000
99.678
05/19/15
99.678
Natixis
Securities
North
America
Loomis Sayles
& Company
L.P.
0.45%

































 KP
FIXED
INCOME
FUND
(Fund
8970
Energy
Transfer
Partners
06/18/15
1,329,281.80
650,000,000
99.946
06/18/15
99.946
Natixis
Securities
North
America
Loomis Sayles
& Company
L.P.
0.35%

































 KP
FIXED
INCOME
FUND
(Fund
8970
Bank of
America Corp
04/16/2015
4,898,642.01
2,000,000,000
99.789
04/16/2015
99.789
Natixis
Securities
North
America
Loomis Sayles
& Company
L.P.
0.35%

































 KP
FIXED
INCOME
FUND
(Fund
8970
JP Morgan
Chase & Co
10/22/15
6,579,216.42
2,500,000,000
99.897
10/22/15
99.879
Natixis
Securities
North
America
Loomis Sayles
& Company
L.P.
0.35%

































 KP
FIXED
INCOME
FUND
(Fund
8970
Goldman
Sachs Group
10/16/15
1,676,501.28
1,750,000,000
99.084
10/16/15
99.084
Natixis
Securities
North
America
Loomis Sayles
& Company
L.P.
0.875%

































 KP
FIXED
INCOME
FUND
(Fund
8970
Credit
Suisse Group
LTD
12/7/15
17,603,842.44
2,000,000,000
99.812
12/7/15
99.812
Natixis
Securities
North
America
Loomis Sayles
& Company
L.P.
0.35%

































 KP
FIXED
INCOME
FUND
(Fund
8970
Bank of
America Corp
12/03/15
14,572,000
1,250,000,000
100
12/03/15
100
Natixis
Securities
North
America
Loomis Sayles
& Company
L.P.
1.00%

































 KP
FIXED
INCOME
FUND
(Fund
8970
Concho
Resources
Inc
12/13/16
19,407,000
600,000,000
100
12/13/16
100
Natixis
Securities
North
America
Loomis Sayles
& Company
L.P.
1.125%

































 KP
FIXED
INCOME
FUND
(Fund
8970
HSBC
Holdings PLC

03/06/17
13,446,000
2,500,000,000
100
03/06/17
100
Natixis
Securities
North
America
Loomis Sayles
& Company
L.P.
0.425%
 KP
FIXED
INCOME
FUND
(Fund
8970
HSBC
Holdings PLC

03/06/17
8,589,000
2,500,000,000
100
03/06/17
100
Natixis
Securities
North
America
Loomis Sayles
& Company
L.P.
0.325%
 KP
FIXED
INCOME
FUND
(Fund
8970
Bank of
America

01/17/17
8,400,000
2,500,000,000
100
01/17/17
100
Natixis
Securities
North
America
Loomis Sayles
& Company
L.P.
0.45%
 KP
FIXED
INCOME
FUND
(Fund
8970
Morgan
Stanley

05/16/17
9,394,000
3,250,000,00
99.791
06/16/17
99.791
Natixis
Securities
North
America
Loomis Sayles
& Company
L.P.
0.35%
 KP
FIXED
INCOME
FUND
(Fund
8970
Citibank NA

06/06/17
6,907,000
2,000,000,000
99.957
06/06/17
99.957
Natixis
Securities
North
America
Loomis Sayles
& Company
L.P.
0.25%
 KP
FIXED
INCOME
FUND
(Fund
8970
Bank of
America Corp

04/19/17
3,806,000
2,000,000,000
100
04/19/17
100
Natixis
Securities
North
America
Loomis Sayles
& Company
L.P.
0.45%